UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2003

Piccadilly Cafeterias, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-11754	72-0604977
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana	70816
(Address of principal executive offices)	(Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits
99	Press Release dated May 7, 2003.

Item 9.	Regulation FD Disclosure (including information provided under Item 12, "Results of Operations and Financial Condition")

The following information and exhibit relating thereto is being provided under Items 9 and 12.

On May 7, 2003, Piccadilly Cafeterias, Inc. issued a press release announcing its earnings for the third fiscal quarter ended April 1, 2003. A copy of the press release is attached hereto as Exhibit 99.

The information and exhibit furnished under Item 9 and Item 12 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

	By:	/s/ W. SCOTT BOZZELL
W. Scott Bozzell
Executive Vice President
and Secretary

Dated: May 7, 2003